UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

SILICON STORAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California	000-26944	77-0225590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1171 Sonora Court Sunnyvale, California		94086
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 735-9110

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

This Current Report on Form 8-K is being filed by Silicon Storage Technology, Inc., or SST, for the purpose of filing the consent of PricewaterhouseCoopers LLP and the consent of Ernst & Young, with respect to SST’s Annual Report on Form 10-K for the year ended December 31, 2006, or the Form 10-K, and thereby incorporating the report of PricewaterhouseCoopers LLP appearing in the Form 10-K and the report of Ernst & Young with respect to Advanced Chip Engineering Technology Inc. which is attached as Exhibit 99.1 to the Form 10-K, by reference into SST’s Registration Statements on Form S-8 (No. 33-80081, 333-33130, 333-47388, 333-70620, 333-98135 and 333-108345).

The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1 and the consent of Ernst & Young is attached hereto as Exhibit 23.2.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Ernst & Young, Independent Registered Public Accounting Firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated  January 18, 2008

SILICON STORAGE TECHNOLOGY, INC.

By:	/s/ BING YEH
Bing Yeh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

23.2	Consent of Ernst & Young, Independent Registered Public Accounting Firm.